UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 2, 2025, the Board of Directors of FAT Brands Inc. (the “Company”) appointed Andrew Wiederhorn as President and Chief Executive Officer of the Company, a position that he previously held until May 2023. Ken Kuick and Taylor Wiederhorn, the previous Co-Chief Executive Officers of the Company, will continue to serve as Chief Financial Officer and Chief Development Officer, respectively, of the Company.

Andrew Wiederhorn, age 59, is the founder and Chairman of the Company, and previously served as President and Chief Executive Officer of the Company from its inception in March 2017 until May 2023. He has also served as Chairman of the Board of Twin Hospitality Group Inc. since August 2025.

Since May 2023, Mr. Wiederhorn has provided consulting services to the Company and was compensated under a Consulting Agreement, a copy of which is included as an exhibit hereto and incorporated by reference herein. The Company expects to enter into a new employment agreement with Mr. Wiederhorn in connection with his re-appointment as President and CEO, but will continue to compensate Mr. Wiederhorn under the Consulting Agreement until the new employment agreement is completed and executed. Mr. Wiederhorn will no longer receive director fees effective immediately, which are only payable to non-employee directors of the Company.

The additional information relating to Mr. Wiederhorn required by Item 401(d) and Item 404(a) of Regulation S-K was included in the Company’s Annual Report on Form 10-K filed on February 28, 2025 with the Securities and Exchange Commission under “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which disclosure is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement, dated July 19, 2023, by and among FAT Brands Inc., Fog Cutter Consulting Corp. and Andrew A. Wiederhorn, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2025

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer